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                                                                     EXHIBIT 7.1


                            AGREEMENT OF JOINT FILING

         The parties listed below agree that the Amendment 10 to Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This Agreement is intended to satisfy Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in any number of counterparts, each of them shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: September 25, 2001



                                        AIMCO PROPERTIES, L.P.

                                        By:  AIMCO-GP, INC.
                                                (General Partner)


                                        By: /s/ PATRICK J. FOYE
                                            ----------------------------------
                                                 Executive Vice President

                                        AIMCO-GP, INC.


                                        By: /s/ PATRICK J. FOYE
                                            ----------------------------------
                                                 Executive Vice President

                                        APARTMENT INVESTMENT AND
                                        MANAGEMENT COMPANY


                                        By: /s/ PATRICK J. FOYE
                                            ----------------------------------
                                                 Executive Vice President

                                        ACQUISITION LIMITED PARTNERSHIP


                                        By: /s/ PATRICK J. FOYE
                                            ----------------------------------
                                                 Executive Vice President

                                        AIMCO/BETHESDA HOLDINGS, INC.


                                        By: /s/ PATRICK J. FOYE
                                            ----------------------------------
                                                 Executive Vice President

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                                        ORP ACQUISITION, INC.


                                        By: /s/ PATRICK J. FOYE
                                            ----------------------------------
                                                 Executive Vice President

                                        OXFORD REALTY FINANCIAL GROUP


                                        By: /s/ PATRICK J. FOYE
                                            ----------------------------------
                                                 Executive Vice President

                                        AIMCO/BETHESDA HOLDINGS
                                        ACQUISITIONS, INC.


                                        By: /s/ PATRICK J. FOYE
                                            ----------------------------------
                                                 Executive Vice President

                                        ORP ACQUISITION PARTNERS, L.P.


                                        By: /s/ PATRICK J. FOYE
                                            ----------------------------------
                                                 Executive Vice President